Prudential's
Gibraltar Fund


[GRAPHIC APPEARS HERE]


Semiannual Report
to Planholders

Prudential's Financial
Security Program

June 30, 1998

Prudential

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

================================================================================
Table of Contents

  I. Letter to Planholder                                                  2

     1.  Market Review                                                     4

     2.  Investment Advisor's Outlook                                      8

     3.  Prudential's Gibraltar Fund, Inc.                                10


 II. Prudential's Gibraltar Fund, Inc.

     The Prudential's Financial Security Program is the only account investing in Prudential's Gibraltar Fund.

     1.  Financial Statements                                             A1

     2.  Schedule of Investments                                          B1

     3.  Notes to Financial Statements                                    C1

Period Ended June 30, 1998

Letter To Planholder


[PHOTO OF JONATHAN M. GREENE APPEARS HERE]

Jonathan M. Greene
President





================================================================================
"...not all stocks were equal. Larger capitalization growth stocks with predictable earnings were the market's favorites."


Dear Planholder:

We are pleased to provide our Semiannual Report to you on the investment performance of Prudential's Gibraltar Fund, Inc.

The past six months were a time of slowing economic growth. U.S. Gross Domestic Product, which measures the country's total output of goods and services, grew at an estimated annualized rate of 3.5% for the six months ended June 30, according to Prudential economists. And while the economy grew, the unemployment rate averaged a low 4.5% and consumer price inflation was subdued at a 1.4% annualized rate during the six-month period. Such good news prompted Federal Reserve Chairman, Alan Greenspan to tell Congress in June that "the current economic performance...is as impressive as any I have witnessed in my near half-century of daily observation of the American economy."

Given this environment, stock prices continued to gain, with the Dow Jones Industrial Average rising 13.2% during the six-month period, while the Standard & Poor's 500 Composite Stock Price Index climbed 17.7%. But, not all stocks were equal. Large capitalization growth stocks with predictable earnings were the market's favorites. Indeed, as reported by Morningstar, the average large capitalization growth fund returned 20.3% for the period, while the average small capitalization value fund returned 4.7%. Bonds also provided dependable total returns of 3.9%, according to the Lehman Brothers Aggregate Index.

How Did the Gibraltar Fund Perform?

You will be pleased to learn that Prudential's Gibraltar Fund, Inc. returned 13.64%, for the six-month period ending June 30, 1998. Though it trailed the 16.23% return of the Lipper(VIP) Growth Fund Average and the overall market 17.72%, as measured by the Standard & Poor's 500 Composite Stock Index, for the six-month period, its second quarter return of, 4.85% was greater than both.

Staying the Course for the Long Term.

As we reached the midpoint of another year, the financial news was decidedly upbeat. However, there were times during the reporting period when price volatility affected the stock and bond markets. These market swings illustrate the importance of Planholders "staying the course" for the long term.

Prudential's Gibraltar Fund is invested for long-term growth. Over the years and particularly over the past three and half years, the stock market has rewarded investors well. Recently, market advances have been concentrated in a small number of growth stocks while many other stocks have seen reverses.

This of course, does not mean you should ignore change, rather you should keep your investing time horizon in mind. Indeed, with record valuations in the U.S. stock market, at a time when U.S. corporate earnings are slowing, now may be a good time to assess all of your investments and renew your future financial plans.

Your Prudential professional would be happy to assist you in reviewing and structuring a program to meet your needs.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.




/s/ Jonathan M. Greene                      /s/ Mendel A. Melzer

Jonathan M. Greene                          Mendel A. Melzer, CFA
President,                                  Chairman,
Prudential's Gibraltar Fund, Inc.           Prudential's Gibraltar Fund, Inc.

July 24, 1998



[PHOTO OF MENDEL A. MELZER APPEARS HERE]

Mendel A. Melzer, CFA
Chairman



================================================================================
Important Note

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the Fund and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the Fund but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.
--------------------------------------------------------------------------------

1998 Market Review



The U.S. Market Only Pauses for Breath.

It was a "flight to quality," but what a flight! The flow of money into the stock market continued to be strong, bolstered by the record $29 billion influx from foreign investors in the first quarter. U.S. stocks rose 17.7% year-to-date as measured by the Standard & Poor's 500 Index (S&P 500), an unmanaged index considered to be generally representative of the U.S. stock market. It was a blistering pace.

The economic slowdown in Asia, as well as the release of some disappointing earnings announcements, gave investors pause from mid-March to mid-June, when the bull market resumed.

In general, investors preferred growth stocks of large, well-established companies during the reporting period. Small-company stocks trailed large-company stocks, while growth stocks dramatically outperformed value stocks. The differences were substantial.

The market rise has been very focused. Today, the 20 largest growth stocks represent nearly 30% of the S&P 500, close to the market concentration peak in 1974. The average P/E of these 20 stocks is 36.4, compared to a P/E of 21.3 on the other 480 stocks in the S&P 500.

Consumer Cyclicals Led.

The best-performing sector in the S&P 500 was consumer cyclicals. These are companies whose sales to consumers increase when the economy grows. This sector was led by apparel retailers (up 56%), automobile companies (up 51%) and general retailers (up 51%) such as Wal-Mart and Kmart. Consumer confidence was high, interest rates were low and home building got a quick start because of a mild winter. Home builders (up 31%) also had good returns, although not quite at the pace of the market leader.

Technology Stocks Were Investors' Favorites.

Manufacturers of communications equipment were the single best-performing group (up 62%) in the S&P 500. Lucent Technologies' stock more than doubled in price during the half-year. Computer software companies, such as Microsoft, Computer Associates, Oracle and Unisys (whose stock also more than doubled in the period), had the fifth highest average return -- 45%.


================================================================================
How the Markets Compared/1/

                             [CHART APPEARS HERE]

                  Return Over Past           Average Return Over Past
                     12 Months                 20 Years (Annualized)
                  ----------------           ------------------------

Money                   5.00                            7.70
Bonds                  11.30                           10.00
Foreign Stocks         17.50                           15.40
U.S. Stocks            30.20                           17.40

--------------------------------------------------------------------------------
This chart compares the 12-month return as of 6/30/98 for various categories of investments with the average annual total return over 20 years for the same investment. As you can see, stock and bond market returns can vary considerably from year to year. Unlike stocks, bonds generally offer a fixed rate of return and principal if held to maturity. An investment's past performance should never be used to predict future results. There are different risks associated with each investment sector, which should be carefully considered before investing.

/1/ Source: Lipper Analytical Services, Inc. For purposes of comparison only. U.S. money markets as measured by Lipper Money Market Average. Bonds as measured by the Lehman Brothers Gov't. Corp. Index. Foreign stocks as measured by the Morgan Stanley Capital International World Index. U.S. stocks as measured by the S&P 500 Index.

================================================================================
Consumer Cyclicals Led the Market.

                                  YTD 1998
                                  --------
Consumer Cyclicals                35.2%
Technology                        28.2%
Consumer Growth                   17.3%
Finance                           16.5%
Industrials                       12.0%
Utilities                         10.9%
Energy                             4.5%
--------------------------------------------------------------------------------
Source: Prudential Investments.






================================================================================
Large Growth Stocks Outperformed Small Value Stocks.

                                  YTD 1998
                                  --------
Large Growth                        20.3%
Small Value                          4.7%
--------------------------------------------------------------------------------
Source: Morningstar, Inc. For purposes of comparison only.


Consumer Growth Was Strong.

The consumer growth and staples category includes companies whose sales to consumers tend to grow at a relatively consistent pace. It was led by restaurant companies (up 37%), such as McDonald's and TRICON Global Restaurants. Cosmetics and health-care companies also had a good half-year, but tobacco companies were the second worst-performing group, losing ground over the period.

Industrials Lagged.

Industrials suffered, because the Asian economic slowdown reduced the demand for commodities. Railroads (down 11%), specialty chemicals, metals (particularly aluminum and nonferrous metals) and gold all fell in price.

================================================================================
The Dow in the Past Twelve Months

                           [LINE GRAPH APPEARS HERE]

"Jun '97"    7,672.79
             7,722.33
             7,795.38
             7,895.81
             7,858.49
             7,962.31
             7,842.43
             7,886.76
             7,921.82
             7,922.98
             7,975.71
             8,038.88
             8,020.77
             7,890.46
             7,906.72
             8,061.65
             8,088.36
             8,116.93

"Jul '97"    8,222.61
             8,194.04
             8,198.45
             8,187.54
             8,259.31
             8,188.00
             8,031.22
             8,062.11
             7,960.84
             7,928.32
             7,942.03
             7,694.66
             7,803.36
             7,918.10
             8,021.23
             7,893.95
             7,887.91
             7,859.57
             7,782.22
             7,787.33

"Aug '97"    7,622.42
             7,879.78
             7,894.64
             7,867.24
             7,822.41
             7,835.18
             7,851.91
             7,719.28
             7,660.98
             7,742.97
             7,721.14
             7,895.92
             7,886.44
             7,922.72
             7,917.27
             7,996.83
             7,970.06
             7,906.71
             7,848.01
             7,922.18

"Sep '97"    7,945.26
             8,015.50
             8,027.53
             8,038.58
             8,100.22
             8,178.31
             8,095.06
             8,061.42
             8,045.21
             8,072.22
             8,096.29
             8,057.98
             7,938.88
             7,847.03
             7,921.44
             8,060.44
             8,034.65
             7,847.77
             7,715.41
             7,161.15
             7,498.32

"Oct '97"    7,442.08
             7,674.40
             7,689.13
             7,692.57
             7,683.24
             7,581.32
             7,552.59
             7,558.73
             7,401.32
             7,487.76
             7,572.48
             7,698.22
             7,650.82
             7,724.74
             7,826.61
             7,881.07
             7,767.92
             7,808.95
             7,794.78

"Nov '97"    7,823.13
             8,013.11
             8,018.83
             8,032.01
             8,050.16
             8,149.13
             8,110.84
             8,049.66
             7,978.79
             7,848.99
             7,838.30
             7,922.59
             7,976.31
             7,957.41
             7,846.50
             7,756.29
             7,819.31
             7,691.77
             7,660.13
             7,679.31
             7,792.41
             7,915.97

"Dec '97"    [PLOT POINTS TO COME]

"Jan '98"    7,906.50
             8,107.78
             8,160.35
             8,129.71
             8,117.25
             8,189.49
             8,180.52
             8,295.61
             8,314.55
             8,369.60
             8,370.10
             8,398.50
             8,451.06
             8,375.58
             8,413.94
             8,410.20
             8,370.10
             8,457.78
             8,490.67

"Feb '98"    8,545.72
             8,550.45
             8,584.83
             8,539.24
             8,444.33
             8,569.39
             8,567.14
             8,643.12
             8,675.75
             8,659.56
             8,602.52
             8,718.85
             8,749.99
             8,775.40
             8,803.05
             8,906.43
             8,816.25
             8,904.44
             8,872.80
             8,846.89
             8,796.08
             8,782.12

"Mar '98"    8,799.81
             8,868.32
             8,986.64
             8,983.41
             9,033.23
             8,956.50
             8,891.48
             8,994.86
             9,012.30
             9,110.20
             9,162.27
             9,076.57
             9,167.50
             9,141.84
             9,184.94
             9,176.72
             9,143.33
             9,064.62
             8,917.64
             8,898.96
             8,951.52

"Apr '98"    9,063.37
             9,147.07
             9,192.66
             9,147.57
             9,054.65
             8,976.68
             9,055.15
             9,091.52
             9,161.77
             9,211.84
             9,172.23
             9,096.00
             9,050.91
             9,054.65
             9,171.48
             9,132.37
             9,114.44
             8,963.73
             8,936.57

"May '98"    8,970.20
             8,899.95
             8,922.37
             8,891.24
             8,803.80
             8,870.56
             9,037.71
             9,069.60
             9,049.92
             8,971.70
             8,811.77
             8,834.94
             8,627.93
             8,665.29
             8,829.46
             8,813.01
             8,712.87
             8,711.13
             8,828.46
             8,923.87
             8,935.58
             8,944.54
             8,997.36

"Jun '98"    8,952.02


--------------------------------------------------------------------------------
Daily close of the Dow Jones Industrial Average for the past twelve months.


Energy Demand Lagged.

The economic slowdown in Asia and the mild North American winter, together with supplies that had been increasing for some time, combined to keep energy firms at the bottom of the list. Oil and gas drillers was the worst-performing industry group in the S&P 500.

1998
Market Review (continued)


U.S. Bonds: The Leader of the Pack.

Contrasting economic conditions between the U.S. and Asian countries enhanced the appeal of U.S. bonds. As a result, the high yield, corporate and government sectors of the domestic debt market provided the highest returns in the taxable fixed-income universe over the past six months.

In the U.S., a nearly ideal economic climate prevailed, pushing bond prices higher and yields lower. Inflation, the archenemy of bondholders, remained subdued. Economic growth began slowing from the robust 5.4% annualized pace of the first quarter, indicating that inflationary pressures will likely remain in check.

Across the Pacific, however, the Japanese economy fell into recession. Skittish overseas investors shifted money from emerging markets and Asia into U.S. government securities for their relative safety, causing further declines in interest rates.

Bonds returned 3.9% for the six-month period ended June 30, 1998, as measured by the Lehman Brothers Aggregate Index. High yield bonds returned 4.5% for the same period; U.S. government securities, 4.2%; and investment-grade corporate bonds, 4.2%.


                           [LINE GRAPH APPEARS HERE]

30 Year U.S. Treasury Yields

Jan 98        Mar 98       May 98      June 98
------        ------       ------      -------
 5.84          6.02         5.93         5.63
 5.73          5.89         5.98
 5.81          5.88         5.97
 5.97          5.96         5.90
 5.80          5.79         5.80
 5.92          5.88         5.79
 5.85          5.88         5.66
 5.87          5.95         5.67
 5.92

Weekly closing yields for the past six months. Source: Bloomberg as of 6/26/96.

The top performance by corporate high yield (or junk) bonds masked the fact that the sector fared better in the first quarter than the second quarter. Initially, strong investor demand easily absorbed the flood of new high-yielding bonds. But as corporate default rates edged higher and earnings growth slowed, investors demanded a larger reward for purchasing below investment-grade debt. This attitude caused the difference between yields on high yield bonds and comparable Treasuries to increase during the spring.

Investment-grade corporate bonds followed a similar path. Favorable domestic economic conditions buoyed the market earlier in the year, but continued heavy new issuance and growing concern about corporate earnings crimped the rally in late spring.

Among U.S. government securities, longer-term bonds gained most. The yield on the 30-year Treasury bond fell in June to its lowest level since regular sales of the securities began in 1977. Tax-exempt municipal bond issuance soared as state and local governments rushed to take advantage of rock-bottom interest rates.

-----------------------------------------
-----------------------------------------
High Yield Bonds Top
                                 YTD 1998
                                 --------
High Yield Bonds                    4.5%
Government Bonds                    4.2%
Corporate Bonds                     4.2%
Aggregate Index                     3.9%
Mortgage Bonds                      3.4%
-----------------------------------------
Source: Lehman Brothers, as of 6/30/98.

The World: Europe Takes Off.

Europe, where stock markets took off a year ago, hit the afterburners in 1998, returning nearly 27% during the first half of the year in U.S. dollars, as measured by the Morgan Stanley Capital International (MSCI) Europe Index. This was more than the MSCI Europe Index's return for all of 1997. The combination of low interest rates, economic acceleration, the potential productivity gains from monetary union and increasing participation in stock ownership pushed share prices up sharply.

France and Germany, the large central economies with the greatest inertia, have built up steam, turning in returns of 39% and 37%, respectively, for the first half of 1998. They outpaced the 33% return of Italy, but Spain's stock market returns continued to lead the larger economies, with a 45% performance. Only Norway, among the European countries, didn't participate in the bull market, declining 4% during the past six-months.

Asian and Emerging Markets Faltered.

The Asian financial crisis showed no signs of recovery during the second quarter. As economic activity slowed, governments wrestled with the structural changes necessary to restore confidence. Japan, which has the economic heft to initiate a significant positive change in the region, failed to take any effective action. Instead, its own economy began to shrink rapidly; its stock market declined 3% in U.S. dollars through the second quarter. Singapore and Hong Kong saw greater market erosion, losing 34% and 26%, respectively, during the same period.

Stock markets at the epicenter of the Asian crisis reflected investors' complete loss of confidence: Thailand's market fell 56%, Malaysia's 59% and Indonesia's 37%, for the year-to-date period ended June 30, 1998.

The aversion to emerging markets also spread beyond Asia. Taiwan's much sounder economy had a stock market decline of 24%. Even Latin American countries were affected, with Mexico down 14%, Brazil down 15% and Argentina down 16%.

Investment capital moved from areas with uncertain economic prospects to what appeared to be more secure havens as exchange rate adjustments made Latin America less competitive compared with Asia.

------------------------------------------
------------------------------------------
Foreign Markets

                                 YTD 1998
                                 --------
MSCI Europe Index                   26.7%
MSCI World Index                    16.9%
MSCI EAFE Index                     16.1%
MSCI Japan Index                    -2.5%
MSCI Pacific Index                  -5.8%

S&P 500 Index                       17.7%
-----------------------------------------
Source: Lipper Analytical Services, Inc.

The Morgan Stanley Capital International (MSCI) World Index is a weighted, unmanaged index of the performance of 1,472 securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East. Investors cannot invest directly in an index.

Morgan Stanley country indexes [Europe, Asia, Far East (EAFE), Pacific and Japan] are unmanaged indexes that include stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

The Standard & Poor's 500 is a weighted, unmanaged index comprised of 500 stocks, which provides a broad indicator of stock price movements.

1998 Investment Advisor's Outlook



Market Outlook: Expect Slower Growth.

 . Prudential's economists note that the sharp economic acceleration in the first quarter of 1998 was due to a buildup of inventories. They expect a sharp slowdown in economic activity over the second half of the year as inventories are drawn down, net imports increase and greater unused industrial capacity slows business investment.

 . Inflation has been subdued and should remain so. Although profits have been declining in many industries, they believe profits will be squeezed further rather than lead to price increases, because businesses face tremendous pressure to maintain prices.

 . With recent renewed uncertainty in emerging markets and the U.S. manufacturing sector now feeling the negative impact of the strong dollar and the downturn in Asia, the Federal Reserve is likely to continue to keep policy on hold for the next several months. By the fourth quarter of this year, they expect the slowdown in the U.S. economy will prompt the Federal Reserve to ease monetary policy.

U.S. Stocks: Prices Remain High.

Profit margins are at record levels, and investors are paying record multiples of these earnings for stocks. However, corporate earnings growth has slowed and, in many industries, reversed, while the prices of large-company stocks have continued to rise. Most investors appear to be buying a growth trend, rather than foreseeable earnings. For some time we have not expected share price gains to continue at the rate they have. Investors showed some concern during much of the second quarter about future earnings. We expect them to react to the slowing U.S. economy by continuing to focus on companies with more predictable earnings. We see no reason for the market's focus to broaden before prices peak.

We believe that small-company stocks represent better value. Their earnings growth has been holding up, while their share prices have not kept pace with the market leaders. This has resulted in price to earnings ratios that are lower for small-company stocks than for large companies, a very unusual relationship.

Ordinarily, we would expect investors to discover the greater investment values that small-company stocks now represent and for small caps to catch up. However, the greater proportion of new investors in the market and the recent flow of foreign capital to U.S. markets suggest that many current investors may feel uncomfortable with any but the most familiar stocks. Moreover, small companies are more vulnerable to a market downturn. In the current market environment, we are unable to find a catalyst to unlock the superior value offered by small-company stocks.

Foreign Stocks: Asian Fallout Continues.

The impact of the Asian economic slowdown is gradually being felt throughout the world. In the U.S. and Europe, it appears to have kept inflation in check. But it is also making life more difficult for emerging economies.

Although prices in these markets are getting very cheap, we believe it is still necessary to be very cautious in any of these stock markets. The Japanese economy is undergoing a sharp contraction. We don't believe that the government's current actions (a fiscal stimulus package and moderate tax cuts) will be sufficient to reverse their economic slide or prevent a further decline in the yen.

Continental Europe is seeing both an economic and a stock market resurgence. Although share prices have become high by historical standards, prospects for earnings growth are excellent and better than anywhere else. We expect current trends to continue.

U.S. Bonds: Treasuries Still Look Good.

We believe the rally in Treasury securities has not run out of steam. Signs of slower U.S. economic growth have emerged, most notably in the manufacturing sector.

Separately, the Treasury Department announced plans to meet the government's reduced borrowing needs by eliminating sales of its three-year notes and cutting the frequency of five-year note auctions to quarterly from monthly. Taken together, the Asian financial crisis, moderating U.S. economic growth and the dwindling supply of Treasury issues will likely lead to higher bond prices and lower yields.

We will proceed with caution when purchasing bonds during the remainder of the year. While junk bonds, municipal securities, investment-grade U.S. corporate debt, global bonds, emerging market bonds, and mortgage-backed and asset-backed securities still offer solid value, prudence demands we emphasize larger bond issues that can be easily bought and sold even if prices turn lower.

Additionally, we will even be more reliant upon thorough market research, which is key to ensuring the overall credit quality dynamic in the portfolios.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
A Reality Check.

Stock prices in general have doubled in the last three and a half years. We're quite pleased with the unusually high returns that stocks have provided for our Contract Owners over the past few years and we are certain that you are too. Those types of returns bring you closer to your goals of financial security faster than you might have expected.

Since 1927, the U.S. stock market's average return has been 10.7%, as measured by the S&P 500. Yet in recent years returns have been much higher, as the chart below shows.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Returns of the U.S. Stock
Market.
                                                    Average
                                                    Annual
                                                    Return
                                                    -------
Last 70 Years
1927-1997                                            10.7%
-----------------------------------------------------------
Source: Ibbotson Associates.


Last Three and a Half Years
1995                                                 37.5%
1996                                                 23.0%
1997                                                 33.4%
1998 (YTD)                                           17.7%
-----------------------------------------------------------
Source: Lipper Analytical Services, Inc.

With the highest valuation levels in history at a time when corporate profits are slowing, we believe it is prudent to remember that recent rates of return are unlikely to continue.

Prudential's Gibraltar Fund, Inc.

Performance Summary.

Your Fund returned 13.64% over the past half year. The stock market had a strong surge in the first quarter, then hesitated until the last few weeks of June.

Early in March, Jeff Rose assumed management of the Fund and increased its holdings of traditional growth ("blue chip") stocks, which led the market over the half year. Although over six months your Fund trailed both the average Lipper (VIP) Growth average and the overall market, as measured by the Standard & Poor's 500 Composite Stock Index (the "S&P 500"), it beat both in the second quarter.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns Through June 30, 1998


                                        Six      One    Three    Five      Ten
                                       Months    Year   Years    Years    Years
--------------------------------------------------------------------------------
Gibraltar Fund/1/                      13.64%   21.51%  20.95%   16.56%   16.80%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Avg./2/            16.23%   28.06%  25.44%   20.07%   16.76%
--------------------------------------------------------------------------------
S&P 500/3/                             17.72%   30.17%  30.23%   23.06%   18.54%
--------------------------------------------------------------------------------
Gibraltar Fund inception date: 3/14/68.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]
$10,000 Invested Over Ten Years

"88"  10,000.00   10,000.00    10,000.00
      10,074.40   10,110.10    10,343.00
"89"  11,413.30   11,803.70    12,051.90
      12,315.60   13,051.30    13,614.70
"90"  12,561.50   13,559.90    14,033.90
      11,969.80   12,361.70    13,191.50
"91"  13,996.50   14,271.60    15,068.40
      16,081.90   16,764.60    17,201.70
"92"  16,074.10   16,219.30    17,086.10
      18,909.80   18,158.60    18,510.40
"93"  21,962.00   19,168.50    19,410.80
      23,407.60   20,678.00    20,372.00
"94"  22,875.10   19,414.10    19,682.70
      23,096.70   20,226.60    20,639.50
"95"  26,707.20   23,835.90    24,805.80
      27,516.00   26,845.00    28,386.30
"96"  30,169.40   29,539.60    31,250.30
      34,981.50   32,457.70    34,899.60
"97"  38,892.80   37,230.50    42,087.90
      41,586.40   40,994.30    46,538.90
"98"  47,258.10   47,428.20    54,786.50
--------------------------------------------------------------------------------
/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges.

/2/ The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/ The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indices may portray different comparative performance. An investment cannot be made directly in an index.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              [CHART APPEARS HERE]
--------------------------------------------------------------------------------
Investment Goal
Growth of Capital


Types of Investments
Primarily stocks of a diversified group of companies in a variety of industries.

Investment Style

This Portfolio uses a "growth" investment style to select stocks based on their potential to deliver above-average growth in revenue and earnings.


Performance Review.

We Missed Consumer Cyclicals. The top-performing market sector was consumer cyclicals -- companies that sell products and services that consumers buy more of when the economy is growing. Both auto companies and retailers had a very good half year, as consumer spending was high. We trailed the average in part because we owned very little in that sector, but our purchases of household product companies has made that industry our largest focus.

Oil Services Suffered From the Weather. We had a focus on oil service companies, which suffered from the sharp reduction in Asian demand and a mild North American winter. We reduced our position sharply over the half year, but now these stocks have gotten quite inexpensive because of transient factors and we are inclined to hold them or even to add to our holdings at the current low prices.

Strategy Session.

Technology Looks Good. We like the prospects for certain technology sectors, including computer hardware, communications equipment, and software. Personal computer manufacturers, such as Compaq, appear to have figured out how to make money on very low-cost computers, which greatly expands the potential market. Networking is the ability to transmit data and communications broadly and cheaply and what makes the computers attractive. We are adding to our technology holdings.

Financial Services Still Are Growing. We have been finding opportunities in the financial services. We believe recent changes to toughen the consumer bankruptcy laws and improvements in consumer credit quality both strengthen the position of credit card companies such as MBNA and Providian Financial. We've added them to our holdings. We already have benefited from our holdings of the insurance company American International Group and Chase Manhattan. They are among our larger holdings and each returned more than 30% in the first half of 1998.

Health Care Is Necessary. We increased our focus on drug companies somewhat, adding Merck and adding to our holdings in Pfizer and Bristol-Myers Squibb. These have been strong performers. We see the rise of managed care as increasing the market for pharmaceuticals because drugs are cheaper than hospital stays and often more effective. We also are looking among medical devices, niche pharmaceuticals, and health care information providers for good purchase opportunities.


Outlook


PORTFOLIO MANAGER
Jeffrey T. Rose, CFA

Let's Not Trip.


"When you're running fast and your feet suddenly are slowed, you fall over. If you anticipate the slowdown, you can shift your weight and slow gracefully. The stock market has been running rapidly for several years, carried by rapid earnings growth. As the rate of corporate earnings growth slowed, we focused the Fund's holdings on companies with more stable earnings. This strategy was so successful--the prices of these companies (such as General Electric and Pfizer, among our largest holdings) has risen so fast--that now these stocks are quite expensive compared to the overall market. We are watching to see if we must shift our weight again to preserve our gains."

                                               [PHOTO OF JEFFREY T. ROSE
                                                    APPEARS HERE]

                                                     PORTFOLIO MANAGER
                                                     Jeffrey T. Rose


We are pleased to announce that Jeffrey T. Rose, effective March 1998, has assumed responsibility of Prudential's Gibraltar Fund. Jeff is a growth-oriented equity investor who utilizes bottom-up analysis.

---------------------------------------------------
---------------------------------------------------
Portfolio Composition
                                as of 6/30/98
                                -------------
Consumer Growth & Staples            46.4%
Finance                              17.8%
Technology                           15.8%
Industrial                            6.8%
Energy                                6.2%
Utility                               5.1%
Consumer Cyclical                     1.7%
Cash                                  0.2%
---------------------------------------------------
Source: Prudential, Holdings are subject to change.


---------------------------------------------------
---------------------------------------------------
Top Ten Holdings

                               as of 6/30/98
                               -------------
Federal National Mtg.               3.3%
American Int'l Group, Inc.          3.1%
General Electric Co.                3.0%
Uniphase Corp.                      2.9%
PepsiCo, Inc.                       2.9%
Cisco Systems, Inc.                 2.8%
Mattel, Inc.                        2.7%
Bristol-Myers Squibb Co.            2.7%
Pfizer, Inc.                        2.6%
Colgate Palmolive                   2.6%
---------------------------------------------------
Source: Prudential, Holdings are subject to change.

                            FINANCIAL STATEMENTS OF
                          PRUDENTIAL'S GIBRALTAR FUND


STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost: $291,116,967)..................................  $   349,800,176
    Cash........................................................................              355
    Receivable for investments sold.............................................        2,977,090
    Interest and dividends receivable...........................................          232,852
                                                                                  ---------------
      Total Assets..............................................................      353,010,473
                                                                                  ---------------
  LIABILITIES
    Payable for investments purchased...........................................        7,073,154
    Payable to investment adviser...............................................          104,826
    Accrued expenses............................................................           80,265
                                                                                  ---------------
      Total Liabilities.........................................................        7,258,245
                                                                                  ---------------
  NET ASSETS....................................................................  $   345,752,228
                                                                                  ---------------
                                                                                  ---------------
    Net assets were comprised of:
      Common stock, at $1 par value.............................................  $    27,793,196
      Paid-in capital, in excess of par.........................................      226,529,167
                                                                                  ---------------
                                                                                      254,322,363
    Undistributed net investment income.........................................        1,846,165
    Accumulated net realized gains on investments...............................       30,900,491
    Net unrealized appreciation on investments..................................       58,683,209
                                                                                  ---------------
    Net assets, June 30, 1998...................................................  $   345,752,228
                                                                                  ---------------
                                                                                  ---------------
    Net asset value and redemption price per share, 27,793,196 outstanding
      shares of common stock (authorized 75,000,000 shares).....................  $         12.44
                                                                                  ---------------
                                                                                  ---------------


STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $12,089 foreign withholding tax)..........................  $      1,648,156
    Interest....................................................................           437,165
                                                                                  ----------------
                                                                                         2,085,321
                                                                                  ----------------
  EXPENSES
    Investment advisory fee.....................................................           204,678
    State franchise tax expense.................................................            30,240
    Directors' fees.............................................................             4,000
    Miscellaneous expenses......................................................               238
                                                                                  ----------------
                                                                                           239,156
                                                                                  ----------------
  NET INVESTMENT INCOME.........................................................         1,846,165
                                                                                  ----------------
  NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
    Net realized gain on investments............................................        28,094,003
    Net change in unrealized appreciation on investments........................        13,019,060
                                                                                  ----------------
  NET GAIN ON INVESTMENTS.......................................................        41,113,063
                                                                                  ----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................  $     42,959,228
                                                                                  ----------------
                                                                                  ----------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 1998     DECEMBER 31, 1997
                                                              ----------------   -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................  $     1,846,165     $     4,863,953
    Net realized gain on investments........................       28,094,003          50,505,594
    Net change in unrealized appreciation on investments....       13,019,060             547,282
                                                              ----------------   -----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......       42,959,228          55,916,829
                                                              ----------------   -----------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income....................               --          (5,623,695)
    Distributions from net realized capital gains...........               --         (59,469,378)
                                                              ----------------   -----------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS.........................               --         (65,093,073)
                                                              ----------------   -----------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [-0- and 232,480 shares,
     respectively]..........................................               --           3,000,000
    Capital stock issued in reinvestment of dividends and
     distributions -0- and 5,819,002 shares,
     respectively]..........................................               --          63,060,874
    Capital stock repurchased [(1,978,544) and (2,645,935)
     shares, respectively]..................................      (23,125,747)        (32,262,504)
                                                              ----------------   -----------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    CAPITAL STOCK TRANSACTIONS..............................      (23,125,747)         33,798,370
                                                              ----------------   -----------------
  TOTAL INCREASE IN NET ASSETS..............................       19,833,481          24,622,126
  NET ASSETS:
    Beginning of period.....................................      325,918,747         301,296,621
                                                              ----------------   -----------------
    End of period (a).......................................  $   345,752,228     $   325,918,747
                                                              ----------------   -----------------
                                                              ----------------   -----------------
  (a) Includes undistributed net investment income of.......  $     1,846,165     $            --
                                                              ----------------   -----------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                          PRUDENTIAL'S GIBRALTAR FUND

JUNE 30, 1998 (UNAUDITED)


COMMON STOCKS -- 99.5%
                                                                                     VALUE
                                                                        SHARES      (NOTE 1)
LONG-TERM INVESTMENTS -- 99.7%                                         --------  --------------
BANKS AND SAVINGS & LOANS -- 7.2%
  Chase Manhattan Corp................................................  116,000  $    8,758,000
  Norwest Corp........................................................  238,600       8,917,675
  Providian Financial Corp............................................   92,900       7,298,456
                                                                                 --------------
                                                                                     24,974,131
                                                                                 --------------
COMMERCIAL SERVICES -- 1.6%
  Cendant Corp. (a)...................................................  259,600       5,419,150
                                                                                 --------------
COMPUTER SERVICES -- 10.0%
  Bay Networks, Inc. (a)..............................................  218,100       7,033,725
  BMC Software, Inc...................................................  101,400       5,266,462
  Cisco Systems, Inc. (a).............................................  107,000       9,850,687
  Computer Associates International, Inc..............................   59,600       3,311,525
  Microsoft Corp. (a).................................................   82,600       8,951,775
                                                                                 --------------
                                                                                     34,414,174
                                                                                 --------------
COMPUTERS -- 1.5%
  Compaq Computer Corp................................................  178,800       5,073,450
                                                                                 --------------
COSMETICS & SOAPS -- 11.8%
  Avon Products, Inc..................................................   77,700       6,021,750
  Colgate-Palmolive Co................................................  102,400       9,011,200
  Dial Corp...........................................................  218,500       5,667,344
  Estee Lauder Companies..............................................   81,200       5,658,625
  Gillette Co.........................................................  151,300       8,576,819
  Procter & Gamble Co.................................................   64,100       5,837,106
                                                                                 --------------
                                                                                     40,772,844
                                                                                 --------------
DIVERSIFIED OPERATIONS -- 4.6%
  Cognizant Corp. (a).................................................   89,600       5,644,800
  General Electric Co.................................................  112,800      10,264,800
                                                                                 --------------
                                                                                     15,909,600
                                                                                 --------------
DRUGS AND MEDICAL SUPPLIES -- 11.2%
  Bristol-Myers Squibb Co.............................................   80,900       9,298,444
  Cardinal Health, Inc................................................   86,300       8,090,625
  Merck & Co., Inc....................................................   56,600       7,570,250
  Novartis Corp., AG, ADR, (Switzerland)..............................   55,600       4,621,750
  Pfizer, Inc.........................................................   83,000       9,021,062
                                                                                 --------------
                                                                                     38,602,131
                                                                                 --------------
ELECTRONICS -- 4.4%
  Intel Corp..........................................................   69,400       5,144,275
  Uniphase Corp. (a)..................................................  160,000      10,045,000
                                                                                 --------------
                                                                                     15,189,275
                                                                                 --------------
ENVIRONMENTAL SERVICES -- 1.4%
  U.S.A. Waste Services, Inc. (a).....................................   96,100       4,744,937
                                                                                 --------------
FINANCIAL SERVICES -- 7.4%
  Federal National Mortgage Association...............................  186,000      11,299,500
  MBNA Corp...........................................................  260,400       8,593,200
  Travelers Group, Inc................................................   95,599       5,795,689
                                                                                 --------------
                                                                                     25,688,389
                                                                                 --------------
FOOD & BEVERAGES -- 4.0%
  Bestfoods...........................................................   68,400       3,971,475
  PepsiCo, Inc........................................................  241,900       9,963,256


COMMON STOCKS -- 99.5%
                                                                                     VALUE
                                                                        SHARES      (NOTE 1)
LONG-TERM INVESTMENTS -- 99.7%                                         --------  --------------
                                                                                 --------------
                                                                                     13,934,731
                                                                                 --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 4.0%
  Healthsouth Corp. (a)...............................................  335,400       8,950,988
  Health Care and Retirement Corp. (a)................................  123,000       4,850,812
                                                                                 --------------
                                                                                     13,801,800
                                                                                 --------------
INSURANCE -- 3.1%
  American International Group, Inc...................................   73,955      10,797,430
                                                                                 --------------
LEISURE -- 2.2%
  Disney (Walt) Co....................................................   73,300       7,701,081
                                                                                 --------------
MANUFACTURING -- 1.4%
  Tyco International Ltd..............................................   75,100       4,731,300
                                                                                 --------------

JUNE 30, 1998 (UNAUDITED)
COMMON STOCKS (CONT'D)

                                                                                     VALUE
                                                                        SHARES      (NOTE 1)
                                                                        -------  --------------
MEDIA -- 3.1%
  CBS Corp............................................................  224,300  $    7,121,525
  Interpublic Group of Companies, Inc.................................   59,800       3,629,113
                                                                                 --------------
                                                                                     10,750,638
                                                                                 --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.1%
  Unilever N.V., ADR, (United Kingdom)................................   46,500       3,670,594
                                                                                 --------------
OIL & GAS -- 2.2%
  Exxon Corp..........................................................  107,900       7,694,619
                                                                                 --------------
OIL & GAS SERVICES -- 6.4%
  Enron Corp..........................................................  153,800       8,314,813
  J. Ray McDermott, S A (a)...........................................  126,600       5,253,900
  Schlumberger Ltd....................................................   92,900       6,346,231
  Smith International, Inc. (a).......................................   59,900       2,085,269
                                                                                 --------------
                                                                                     22,000,213
                                                                                 --------------
RETAIL -- 4.0%
  CVS Corp............................................................  112,400       4,376,575
  Proffitt's, Inc. (a)................................................  129,100       5,212,413
  Rite Aid Corp.......................................................  110,000       4,131,875
                                                                                 --------------
                                                                                     13,720,863
                                                                                 --------------
TELECOMMUNICATIONS -- 1.6%
  WorldCom, Inc. (a)..................................................  115,000       5,570,313
                                                                                 --------------
TOBACCO -- 1.5%
  Philip Morris Co., Inc..............................................  135,200       5,323,500
                                                                                 --------------
TOYS -- 2.7%
  Mattel, Inc.........................................................  224,800       9,511,850
                                                                                 --------------
UTILITY - ELECTRIC -- 1.1%
  Duke Energy Corp....................................................   65,100       3,857,175
                                                                                 --------------
TOTAL COMMON STOCKS
  (cost $285,210,734)..........................................................     343,854,188
                                                                                 --------------

CONVERTIBLE
BOND -- 0.2%

                                                                      PRINCIPAL
                                                             MOODY'S   AMOUNT

                                                             RATING     (000)
                                                             -------  ---------
RETAIL -- 0.2%
  Sunglass Hut International,
    5.25%, 06/15/03
      (cost $581,233)......................................    B2     $     755         620,988
                                                                                 --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $285,791,967)..........................................................     344,475,176
                                                                                 --------------

SHORT-TERM INVESTMENTS -- 1.5%
TIME DEPOSIT -- 1.5%
  Deutsche Bank,
    6.25%, 07/01/98........................................    P3         5,325       5,325,000
    (cost $5,325,000)
TOTAL INVESTMENTS -- 101.2%
  (cost $291,116,967; Note 3)..................................................     349,800,176
                                                                                 --------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.2%).............................................................      (4,047,948)
                                                                                 --------------
TOTAL NET ASSETS -- 100.0%.....................................................  $  345,752,228
                                                                                 --------------
                                                                                 --------------


    The following abbreviations are used in portfolio descriptions:
      ADR   American Depository Receipt
      (a)   Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

                     NOTES TO THE FINANCIAL STATEMENTS OF
                          PRUDENTIAL'S GIBRALTAR FUND
                                  (UNAUDITED)

GENERAL

Prudential's Gibraltar Fund (the "Fund") was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund was organized by The Prudential Insurance Company of America (The Prudential) to serve as the investment medium for the variable contracts accounts of The Prudential Financial Security Program. The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 1:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Securities traded on a national securities exchange are valued at the last sales price (or the last bid price if there were no sales of the security that day) on the New York Stock Exchange, or if not traded on such exchange, such last sales or bid price at the time of close of the New York Stock Exchange on the principal exchange on which such securities are traded. For any securities not traded on a national securities exchange but traded in the over-the-counter market, the value is the last bid price available, except that securities for which quotations are furnished through a nationwide automated quotation system approved by the National Association of Securities Dealers, Inc. (NASDAQ) are valued at the closing best bid price on the date of valuation provided by a pricing service which utilizes NASDAQ quotations.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains of the Fund will normally be declared and reinvested in additional full and fractional shares twice a year. Some dividends are paid in cash.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. State franchise taxes were paid for the period that the Fund was incorporated in Delaware. No such committments exist following reincorporation in Maryland.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

                                      C1

NOTE 2:  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE: The investment advisory fee, which is computed daily at an effective annual rate of 0.125% of the net assets of the Fund, is payable quarterly to The Prudential as required under the investment advisory agreement. Prudential pays all expenses of the Fund except for fees and expenses of those members of the Fund's Board of Directors who are not officers or employees of The Prudential and its affiliates; transfer and any other local, state or federal taxes; and brokers' commissions and other fees and charges attributable to investment transactions.

During the six months ended June 30, 1998, Prudential Securities Incorporated, an affiliate of The Prudential, earned approximately $18,000 in brokerage commissions as a result of executing transactions in portfolio securities on behalf of the Fund.

NOTE 3:  PORTFOLIO SECURITIES

Purchases and sale of investment securities, other than short-term investments, for the six months ended June 30, 1998 aggregated $205,052,698 and $211,660,986, respectively.

The federal income tax basis of the Fund's investments at June 30, 1998 was $291,116,967 and, accordingly, net unrealized appreciation for federal income tax purposes was $58,683,209 (gross unrealized appreciation -- $64,974,905; gross unrealized depreciation -- $6,291,696).

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                GIBRALTAR FUND
                                         ------------------------------------------------------------
                                         SIX MONTHS                       YEAR ENDED
                                           ENDED                         DECEMBER 31,
                                          JUNE 30,       --------------------------------------------
                                            1998          1997     1996    1995(a)  1994(a)   1993(a)
                                         ----------      -------  -------  -------  -------   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...   $ 10.95        $ 11.43  $ 10.14  $  9.40  $ 11.29   $ 11.13
                                         ----------      -------  -------  -------  -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.07           0.22     0.16     0.18     0.21      0.18
Net realized and unrealized gains
  (losses) on investments..............      1.42           1.84     2.56     1.65    (0.40)     2.43
                                         ----------      -------  -------  -------  -------   -------
    Total from investment operations...      1.49           2.06     2.72     1.83    (0.19)     2.61
                                         ----------      -------  -------  -------  -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --          (0.21)   (0.15)   (0.17)   (0.22)    (0.19)
Distributions from net realized
  gains................................        --          (2.33)   (1.28)   (0.92)   (1.48)    (2.26)
                                         ----------      -------  -------  -------  -------   -------
    Total distributions................        --          (2.54)   (1.43)   (1.09)   (1.70)    (2.45)
                                         ----------      -------  -------  -------  -------   -------
Net Asset Value, end of period.........   $ 12.44        $ 10.95  $ 11.43  $ 10.14  $  9.40   $ 11.29
                                         ----------      -------  -------  -------  -------   -------
                                         ----------      -------  -------  -------  -------   -------
TOTAL INVESTMENT RETURN:(b)............     13.64%         18.88%   27.13%   19.13%   (1.33)%   23.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $345.8         $325.9   $301.3   $261.2   $242.5    $264.3
Ratios to average net assets:
  Expenses.............................      0.15%(c)       0.15%    0.16%    0.14%    0.15%     0.16%
  Net investment income................      1.12%(c)       1.56%    1.38%    1.68%    1.98%     1.45%
Portfolio turnover rate................        64%           101%      97%     105%      93%       92%

(a) Calculations are based on average month-end shares outstanding.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       C2

    BOARD OF
DIRECTORS
                          PRUDENTIAL'S GIBRALTAR FUND

MENDEL A. MELZER, CFA                   W. SCOTT McDONALD, JR., Ph.D.           JONATHAN M. GREENE
     CHAIRMAN,                               VICE PRESIDENT,                         PRESIDENT,
     PRUDENTIAL'S GIBRALTAR FUND             KALUDIS CONSULTING GROUP                PRUDENTIAL'S GIBRALTAR FUND

                                               JOSEPH WEBER, Ph.D.
SAUL K. FENSTER, Ph.D.                           VICE PRESIDENT,
  PRESIDENT, NEW JERSEY                          INTERCLASS (INTERNATIONAL CORPORATE
  INSTITUTE OF TECHNOLOGY                        LEARNING)

================================================================================
This report is authorized for use with prospective investors only when preceded or accompanied by current prospectuses for Systematic Investment Plan Contracts, Variable Annuity Contracts and Prudential's Gibraltar Fund, Inc. These prospectuses contain more information concerning sales charges and other material facts and should be read carefully before you invest or send money.

                                 (215) 784-3543

================================================================================
Whether providing insurance protection for home, family and business, or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.




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